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EXHIBIT 10.33         Indenture between the Company and Chase Manhattan
                      Bank And Trust Company, National Association, a national banking association, dated February 15, 2000 (Incorporated herein by reference from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed March 30, 2000, and accompanied by its table of contents and the following cross-reference sheet)



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                                TABLE OF CONTENTS
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                                                                                               PAGE

                                               ARTICLE ONE
                         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


   SECTION 1.1       Definitions..................................................................1
   SECTION 1.2       Compliance Certificates and Opinions........................................12
   SECTION 1.3       Form of Documents Delivered to the Trustee..................................13
   SECTION 1.4       Acts of Holders of Securities...............................................13
   SECTION 1.5       Notices, Etc., to Trustee and Company.......................................15
   SECTION 1.6       Notice to Holders of Securities; Waiver.....................................16
   SECTION 1.7       Effect of Headings and Table of Contents....................................16
   SECTION 1.8       Successors and Assigns......................................................16
   SECTION 1.9       Separability Clause.........................................................17
   SECTION 1.10      Benefits of Indenture.......................................................17
   SECTION 1.11      Governing Law...............................................................17
   SECTION 1.12      Legal Holidays..............................................................17
   SECTION 1.13      Conflict with Trust Indenture Act...........................................17
   SECTION 1.14      Counterparts................................................................18

                                               ARTICLE TWO
                                             THE SECURITIES


   SECTION 2.1       Form Generally..............................................................18
   SECTION 2.2       Title and Terms.............................................................19
   SECTION 2.3       Denominations...............................................................20
   SECTION 2.4       Execution, Authentication, Delivery and Dating..............................20
   SECTION 2.5       Global Securities; Non-Global Securities....................................20
   SECTION 2.6       Registration, Registration of Transfer and Exchange; Restrictions on
                     Transfer....................................................................22
   SECTION 2.7       Mutilated, Destroyed, Lost or Stolen Securities.............................25
   SECTION 2.8       Payment of Interest; Interest Rights Preserved..............................26
   SECTION 2.9       Persons Deemed Owners.......................................................27
   SECTION 2.10      Cancellation................................................................27
   SECTION 2.11      Computation of Interest.....................................................27
   SECTION 2.12      CUSIP Numbers...............................................................27
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                                            ARTICLE THREE
                                      SATISFACTION AND DISCHARGE


   SECTION 3.1        Satisfaction and Discharge of Indenture......................................28
   SECTION 3.2        Application of Trust Money...................................................29

                                              ARTICLE FOUR
                                                REMEDIES


   SECTION 4.1        Events of Default............................................................29
   SECTION 4.2        Acceleration of Maturity; Rescission and Annulment...........................31
   SECTION 4.3        Collection of Indebtedness and Suits for Enforcement by Trustee..............32
   SECTION 4.4        Trustee May File Proofs of Claim.............................................33
   SECTION 4.5        Trustee May Enforce Claims without Possession of Securities..................34
   SECTION 4.6        Application of Money Collected...............................................34
   SECTION 4.7        Limitation on Suits..........................................................34
   SECTION 4.8        Unconditional Right of Holders to Receive Principal, Premium and
                             Interest and to Convert...............................................35
   SECTION 4.9        Restoration of Rights and Remedies...........................................35
   SECTION 4.10       Rights and Remedies Cumulative...............................................35
   SECTION 4.11       Delay or Omission Not Waiver.................................................36
   SECTION 4.12       Control by Holders of Securities.............................................36
   SECTION 4.13       Waiver of Past Defaults......................................................36
   SECTION 4.14       Undertaking for Costs........................................................37
   SECTION 4.15       Waiver of Stay, Usury or Extension Laws......................................37

                                              ARTICLE FIVE
                                               THE TRUSTEE


   SECTION 5.1        Certain Duties and Responsibilities..........................................37
   SECTION 5.2        Notice of Defaults...........................................................39
   SECTION 5.3        Certain Rights of Trustee....................................................39
   SECTION 5.4        Not Responsible for Recitals or Issuance of Securities.......................40
   SECTION 5.5        May Hold Securities, Act as Trustee under Other Indentures...................41
   SECTION 5.6        Money Held in Trust..........................................................41
   SECTION 5.8        Corporate Trustee Required; Eligibility......................................42
   SECTION 5.9        Resignation and Removal; Appointment of Successor............................42
   SECTION 5.10       Acceptance of Appointment by Successor.......................................44
   SECTION 5.11       Merger, Conversion, Consolidation or Succession to Business..................44
   SECTION 5.12       Authenticating Agents........................................................44
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
   SECTION 5.13       Disqualification; Conflicting Interests......................................46
   SECTION 5.14       Preferential Collection of Claims against Company............................46

                                               ARTICLE SIX
                          CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

   SECTION 6.1        Company May Consolidate, Etc., Only on Certain Terms
   SECTION 6.2        Successor Substituted........................................................47

                                              ARTICLE SEVEN
                                         SUPPLEMENTAL INDENTURES


   SECTION 7.1        Supplemental Indentures without Consent of Holders of Securities.............47
   SECTION 7.2        Supplemental Indentures with Consent of Holders of Securities................48
   SECTION 7.3        Execution of Supplemental Indentures.........................................49
   SECTION 7.4        Effect of Supplemental Indentures............................................50
   SECTION 7.5        Reference in Securities to Supplemental Indentures...........................50
   SECTION 7.6        Notice of Supplemental Indentures............................................50

                                              ARTICLE EIGHT
                                                COVENANTS


   SECTION 8.1        Payment of Principal, Premium and Interest...................................50
   SECTION 8.2        Maintenance of Offices or Agencies...........................................51
   SECTION 8.3        Money for Security Payments to Be Held in Trust..............................51
   SECTION 8.4        Existence  52
   SECTION 8.5        Maintenance of Properties....................................................53
   SECTION 8.6        Payment of Taxes and Other Claims............................................53
   SECTION 8.7        Registration and Listing.....................................................53
   SECTION 8.8        Statement by Officers as to Default..........................................54
   SECTION 8.9        Delivery of Certain Information..............................................54
   SECTION 8.10       Resale of Certain Securities; Reporting Issuer...............................55
   SECTION 8.11       Waiver of Certain Covenants..................................................55
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                                              ARTICLE NINE
                                        REDEMPTION OF SECURITIES


   SECTION 9.1        Right of Redemption..........................................................55
   SECTION 9.2        Applicability of Article.....................................................55
   SECTION 9.3        Election to Redeem; Notice to Trustee........................................55
   SECTION 9.4        Selection by Trustee of Securities to Be Redeemed............................56
   SECTION 9.5        Notice of Redemption.........................................................56
   SECTION 9.6        Deposit of Redemption Price..................................................57
   SECTION 9.7        Securities Payable on Redemption Date........................................57
   SECTION 9.8        Securities Redeemed in Part..................................................58
   SECTION 9.9        Conversion Arrangement on Call for Redemption................................58

                                               ARTICLE TEN
                                        CONVERSION OF SECURITIES


   SECTION 10.1       Conversion Privilege and Conversion Rate.....................................59
   SECTION 10.2       Exercise of Conversion Privilege.............................................59
   SECTION 10.3       Fractions of Shares..........................................................61
   SECTION 10.4       Adjustment of Conversion Rate................................................61
   SECTION 10.5       Notice of Adjustments of Conversion Rate.....................................66
   SECTION 10.6       Notice of Certain Corporate Action...........................................67
   SECTION 10.7       Company to Reserve Common Stock..............................................68
   SECTION 10.8       Taxes on Conversions.........................................................68
   SECTION 10.9       Covenant as to Common Stock..................................................68
   SECTION 10.10      Cancellation of Converted Securities.........................................68
   SECTION 10.11      Provision in Case of Consolidation, Merger or Sale of Assets.................69
   SECTION 10.12      Responsibility of Trustee for Conversion Provisions..........................70

                                             ARTICLE ELEVEN
                                       SUBORDINATION OF SECURITIES


   SECTION 11.1       Securities Subordinate to Senior Debt........................................70
   SECTION 11.2       No Payments in Certain Circumstances; Payment Over of Proceeds Upon
                              Dissolution, Etc.....................................................70
   SECTION 11.3       Trustee to Effectuate Subordination..........................................72
   SECTION 11.4       No Waiver of Subordination Provisions........................................73
   SECTION 11.5       Notice to Trustee............................................................73
   SECTION 11.6       Reliance on Judicial Order or Certificate of Liquidating Agent...............74
   SECTION 11.7       Trustee Not Fiduciary for Holders of Senior Debt.............................74
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
   SECTION 11.8       Reliance by Holders of Senior Debt on Subordination Provisions...............74
   SECTION 11.9       Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's
                               Rights..............................................................75
   SECTION 11.10      Article Applicable to Paying Agents..........................................75
   SECTION 11.11      Certain Conversions and Repurchases Deemed Payment...........................75

                                             ARTICLE TWELVE
              REPURCHASE OF SECURITIES AT THE OPTION OF THE HOLDER UPON A CHANGE IN CONTROL


   SECTION 12.1       Right to Require Repurchase..................................................76
   SECTION 12.2       Conditions to the Company's Election to Pay the Repurchase Price in
                               Common Stock........................................................77
   SECTION 12.3       Notices; Method of Exercising Repurchase Right, Etc..........................77

                                            ARTICLE THIRTEEN
                     HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY; NON-RECOURSE


   SECTION 13.1       Company to Furnish Trustee Names and Addresses of Holders....................80
   SECTION 13.2       Preservation of Information..................................................81
   SECTION 13.3       No Recourse against Others...................................................81
   SECTION 13.4       Reports by Trustee...........................................................81
   SECTION 13.5       Reports by Company...........................................................82
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                  Certain Sections of the Indenture relating to
                           Sections 310 through 318 of
                        the Trust Indenture Act of 1989:

                  --------------------------------------------------
                  TIA Indenture Section          Section
                  --------------------------------------------------
                  310(a)(1)                      5.8
                  --------------------------------------------------
                     (a)(2)                      5.8
                  --------------------------------------------------
                     (a)(3)                      N/A
                  --------------------------------------------------
                     (a)(4)                      N/A
                  --------------------------------------------------
                     (a)(5)                      5.8
                  --------------------------------------------------
                     (b)                         5.13
                  --------------------------------------------------
                     (c)                         N/A
                  --------------------------------------------------
                  311(a)                         5.14
                  --------------------------------------------------
                     (b)                         5.14
                  --------------------------------------------------
                     (c)                         N/A
                  --------------------------------------------------
                  312(a)                         13.1, 13.2
                  --------------------------------------------------
                     (b)                         13.2(b)
                  --------------------------------------------------
                     (c)                         13.2(c)
                  --------------------------------------------------
                  313(a)                         13.4
                  --------------------------------------------------
                     (b)(1)                      N/A
                  --------------------------------------------------
                     (b)(2)                      13.4
                  --------------------------------------------------
                     (c)                         13.4
                  --------------------------------------------------
                     (d)                         13.4
                  --------------------------------------------------
                  314(a)                         13.5
                  --------------------------------------------------
                     (b)                         N/A
                  --------------------------------------------------
                     (c)(1)                      1.2
                  --------------------------------------------------
                     (c)(2)                      1.2
                  --------------------------------------------------
                     (c)(3)                      N/A
                  --------------------------------------------------
                     (d)                         N/A
                  --------------------------------------------------
                     (e)                         1.2
                  --------------------------------------------------
                     (f)                         N/A
                  --------------------------------------------------
                  315(a)                         5.1(a)
                  --------------------------------------------------
                     (b)                         5.2
                  --------------------------------------------------
                     (c)                         5.1(b)
                  --------------------------------------------------
                     (d)                         5.1, 5.3
                  --------------------------------------------------
                     (e)                         4.14
                  --------------------------------------------------
                  316(a)(last sentence)          1.1, 5.1
                  --------------------------------------------------
                     (a)(1)(A)                   4.12
                  --------------------------------------------------
                     (a)(1)(B)                   4.13
                  --------------------------------------------------
                     (a)(2)                      N/A
                  --------------------------------------------------
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                  --------------------------------------------------
                  TIA Indenture Section          Section
                  --------------------------------------------------
                     (b)                         4.8
                  --------------------------------------------------
                     (c)                         1.4(e)
                  --------------------------------------------------
                  317(a)(1)                      4.3
                  --------------------------------------------------
                     (a)(2)                      4.4
                  --------------------------------------------------
                     (b)                         8.3
                  --------------------------------------------------
                  318(a)                         1.13
                  --------------------------------------------------
----------------------


N/A means Not Applicable
Note: This Cross-Reference Table shall not, for any purpose, be deemed as part of the Indenture